UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2005
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                           GREEN MOUNTAIN CAPITAL INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

      001-14883                                         16-1728655
(Commission File Number)                       (IRS Employer Identification No.)

                       c/o Appleby Partners & Company, LLC
                             81 Greene Street, No. 3
                            New York, New York 10012
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 274-8101
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 27, 2005, Green Mountain Capital Inc. (the "Registrant") received a copy of a letter from Russell Bedford Stefanou Mirchandari LLP (the "Former Accountant") which was sent to the Securities and Exchange Commission (the
"Commission") informing the Commission that the relationship between the Registrant and the Former Accountant had ceased. This was the first notification received by the Registrant regarding their termination as the Registrant's auditors, so the decision was not recommended by the Registrant's Board of Directors.

The reports of the Former Accountant on the financial statements for the two fiscal years ended January 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports of the Former Accountant for the above periods included a qualification in which the Former Accountant noted substantial doubt about the Registrant's ability to continue as a going concern. In addition, during Registrant's fiscal years ended January 31, 2005 and 2004 and through September 20, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant's two fiscal years ended January 31, 2005 and 2004 nor through September 20, 2005.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated September 30, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On Septmber 26, 2005, Mr. Sydney A. Harland resigned from his position as the director of the Registrant. On September 29, 2005, Mr. Steven W. Bingaman resigned from his positions as Chief Executive Officer, Chief Financial Officer, and President, but remains as a director.

On September 29, 2005, Mr. Shmuel Shneibalg was appointed to serve as director, Chief Executive Officer, Chief Financial Officer, and President of the Registrant. Mr. Shneibalg has been Vice-President and a Director of Knowledge Transfer Systems, Inc., a publicly traded company, since November 10, 2004. From May 2001 until April 2005, Mr. Shneibalg served as Chairman, Chief Executive Officer, Secretary and Director of Safetek International, Inc., a publicly traded company, and as the Vice President of Home Solutions Health, Inc., a public consumer product company.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired. Not Applicable (b) Pro forma financial information. Not Applicable (c) Exhibits

Exhibit 16.1 Letter dated September 30, 2005 from Russell Bedford Stefanou Mirchandani LLP to the Securities and Exchange
Commission

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      GREEN MOUNTAIN CAPITAL INC.


                      By:      /s/ Shmuel Shneibalg
                      Name:    Shmuel Shneibalg
                      Title:   Chief Executive Officer, Chief Financial
                               Officer, President, and Director


Date:  September 30, 2005